Exhibit 99.1

TWO and CrossCountry Mortgage, LLC

Announce Amended Merger Agreement

•	Amended Agreement Follows Thorough Review of Unsolicited Competing Proposal

•	New Terms Include an Increase in the Per-Share Cash Consideration to $11.30

•	Special Meeting of TWO Stockholders Scheduled for May 19, 2026

•	TWO’s Board of Directors Recommends Stockholders Vote FOR of the Transaction with CrossCountry

New York, April 28, 2026 – TWO (Two Harbors Investment Corp, NYSE: TWO), an MSR-focused REIT, and CrossCountry Intermediate Holdco, LLC, an affiliate of CrossCountry Mortgage, LLC (“CrossCountry” or “CCM”), today announced the signing of an amendment to the previously announced merger agreement, dated March 27, 2026, under which CCM will acquire all outstanding shares of TWO common stock in an all-cash transaction.

Under the terms of the amended agreement, CCM will increase the per-share cash consideration payable to TWO stockholders to $11.30 per share, an increase from $10.80 per share under the original merger agreement. TWO’s Series A, Series B and Series C Preferred Stock will still be redeemed following the closing of the transaction at $25.00 per share, plus any accumulated and unpaid dividends, in accordance with the terms of the preferred stock. The TWO Board of Directors has unanimously approved the amended merger agreement and reiterates its recommendation that TWO stockholders vote to approve the CCM transaction. The special meeting of stockholders to approve the CCM transaction will be held on May 19, 2026 as previously scheduled.

The amendment follows the TWO Board’s thorough evaluation of an unsolicited competing proposal received on April 20, 2026 from UWM Holdings Corporation. After careful review with its financial and legal advisors, including assessment of the competing proposal’s terms, proposed financing, regulatory path, deal certainty and other factors, the TWO Board determined that the CCM transaction, as amended, continues to be in the best interests of TWO and its stockholders. The TWO Board believes the amended CCM transaction provides TWO stockholders with superior certainty of value through fixed, all-cash consideration that is not subject to any financing condition.

“Our increased bid reflects our continued excitement for this transaction and our strong conviction in the strategic and financial merits of combining CCM and TWO Harbors,” said Ron Leonhardt, Founder and CEO of CrossCountry Mortgage. “Our two teams are already working closely to ensure a seamless integration process across both the capital markets and RoundPoint servicing functions. We have also made significant progress on the regulatory front and have already received a substantial number of required approvals.”

TWO intends to file a supplement to its definitive proxy statement with the Securities and Exchange Commission to reflect the amended terms of the merger agreement. Stockholders who have already voted on the CCM transaction do not need to take any action, though they may change their vote at any time before the special meeting by following the instructions in the proxy statement.

The transaction is expected to close in the third quarter of 2026 following satisfaction of customary closing conditions, including approval by TWO stockholders and receipt of customary regulatory approvals.

As previously disclosed, prior to the closing of the CCM transaction, TWO intends to pay regular quarterly dividends in the ordinary course consistent with past practice for all completed quarterly periods.

Upon completion of the transaction, TWO common stock will be delisted from the New York Stock Exchange, TWO will cease to be a publicly traded company, and TWO will become a wholly owned subsidiary of CrossCountry.

Advisors

Houlihan Lokey Capital, Inc. is acting as financial advisor and Jones Day is acting as legal counsel to TWO. Citi is acting as exclusive financial advisor and Simpson Thacher & Bartlett LLP is acting as legal counsel to CCM.

About TWO

Two Harbors Investment Corp., or TWO, a Maryland corporation, is a real estate investment trust that invests in mortgage servicing rights, residential mortgage-backed securities, and other financial assets. TWO is headquartered in St. Louis Park, MN.

About CCM

CrossCountry Mortgage is the nation’s number one distributed retail mortgage lender with more than 8,000 employees operating over 700 branches and servicing loans across all 50 states, D.C. and Puerto Rico. Our company has been recognized ten times on the Inc. 5000 list of America’s fastest-growing private businesses and has received many awards for our standout culture. We offer more than 120 mortgage purchase, refinance and home equity solutions – ranging from conventional and jumbo mortgages to government-insured programs from FHA and programs for Veterans and rural homebuyers – and we are a direct lender and approved seller and servicer by Freddie Mac, Fannie Mae, and Ginnie Mae NMLS #3029. Through our dedication to getting it done, we make every mortgage feel like a win. For more information, visit crosscountrymortgage.com.

Forward Looking Statements

This communication may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the proposed CCM transaction, TWO’s and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed CCM transaction, the ability of the parties to complete the proposed CCM transaction considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that TWO or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include, among other things: the expected timing and likelihood of completion of the proposed CCM transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed CCM transaction; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed CCM transaction, including stockholder approval by TWO stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed CCM transaction in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed CCM transaction; the risk that any announcements relating to the proposed CCM transaction could have adverse effects on the market price of TWO common stock; the risk that the proposed CCM transaction and its announcement could have an adverse effect on the ability of TWO to retain and hire key personnel and the effect on TWO’s operating results and business generally; the outcome of any legal proceedings relating to the proposed CCM transaction, including stockholder litigation in connection with the proposed CCM transaction; the risk that restrictions during the pendency of the proposed CCM transaction may impact TWO’s ability to pursue certain business opportunities or strategic transactions; that TWO may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions and market conditions; conditions in the market for mortgage-related investments; and legislative and regulatory changes that could adversely affect TWO’s business. All such factors are difficult to predict and are beyond the control of TWO and CCM, including those detailed in TWO’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on TWO’s website at www.twoinv.com/investors and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Each of the forward-looking statements of TWO are based on assumptions that TWO believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and TWO does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed CCM transaction, TWO filed with the SEC a definitive proxy statement (the “Proxy Statement”) on April 20, 2026. TWO commenced mailing of the Proxy Statement on or about April 20, 2026. The proposed CCM transaction will be submitted to the TWO stockholders for their approval. TWO may also file other documents with the SEC regarding the proposed Merger. The Proxy Statement contains important information about the proposed CCM transaction and related matters. This communication is not a substitute for the Proxy Statement or any other documents that TWO may file with the SEC or send to TWO stockholders in connection with the proposed CCM transaction. INVESTORS AND SECURITYHOLDERS OF TWO ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED CCM TRANSACTION (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CCM TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Proxy Statement and all other documents filed or that will be filed with the SEC by TWO on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by TWO will be made available free of charge on TWO’s website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

TWO and its directors, executive officers and certain other members of management and employees of TWO may be deemed to be “participants” in the solicitation of proxies from the TWO stockholders in connection with the proposed CCM transaction. Securityholders can find information about TWO and its directors and executive officers and their ownership of TWO common stock in the Proxy Statement. Please also refer to the sections in TWO’s Form 10-K/A filed with the SEC on April 27, 2026 captioned “Compensation Discussion and Analysis,” “Summary Compensation Table” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes in the holdings of TWO’s securities by its directors or executive officers from the amounts described in the Proxy Statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Form 10-K/A and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed CCM transaction is included in the Proxy Statement relating to the proposed CCM transaction. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts

Margaret Karr, Head of Investor Relations, TWO, (612) 453-4080, Margaret.Karr@twoinv.com Natalie Lonjak, Director, Corporate Communications, CrossCountry Mortgage, (216) 377-2186, Natalie.Lonjak@ccm.com